EX.10.4

                            TRANSFER AGENCY AGREEMENT

     THIS AGREEMENT is made as of the 21st day of September 1994, by and between Accolade Funds, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, having its principal office and place of business at 7900 Callaghan Road, San Antonio, Texas 78229 (hereinafter referred to as the "Trust"), and United Shareholder Services, Inc., a Texas corporation authorized to do business at 7900 Callaghan Road, San Antonio, Texas 78229 (hereinafter referred to as the "Transfer Agent").

                                   WITNESSETH:

     That for and in consideration of the mutual promises hereinafter set forth, the Trust on behalf of each Sub-Trust and the Transfer Agent agree as follows:

     1. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          (a) "Authorized Person" shall be deemed to include the President, any Vice President, the Secretary, Treasurer, the persons listed in Appendix A hereto, or any other person, whether or not any such person is an Officer or employee of the Trust, duly authorized to give Oral Instructions and Written Instructions on behalf of the Trust as indicated in a certification pursuant to Section 6(d) or 6(e) hereof as may be received by the Transfer Agent from time to time;

          (b) "Certificate" shall mean any notice, instruction or other instrument in writing, authorized or required by this Agreement to be given to the Transfer Agent, which is actually received by the Transfer Agent and signed on behalf of the Trust by any two Officers thereof;

          (c)  "Commission" shall have the meaning given it in the 1940 Act;

          (d) "Custodian" refers to the custodian of all of the securities and other moneys owned by the Trust;

          (e) "Declaration of Trust" shall mean the Master Trust Agreement and Declaration of Trust of Accolade Funds dated April 15, 1993, as the same is amended from time to time;

          (f) "Officer" shall mean the President, Vice President, Secretary and Treasurer;

          (g) "Oral Instructions" shall mean instructions orally communicated and actually received by the Transfer Agent from an Authorized Person or from a person reasonably believed by the Transfer Agent to be an Authorized Person;

          (h)  "Prospectus"  shall mean the most  current  effective  prospectus
               relating  to  the   particular   Sub-Trust's   Shares  under  the
               Securities Act of 1933, as amended;

          (i) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Sub-Trust of the Trust (as the context may require) shall be divided from time to time;

          (j)  "Shareholder" means a record owner of Shares;

          (k) "Sub-Trust" shall mean each series of Shares established and designated under or in accordance with the provisions of Article IV of the Declaration of Trust, including the SIF Government Money Fund and the SIF Government Short-Term Fund and such other separate and distinct sub-trusts as may from time to time be created by the Trust;

          (l) "Trust" refers to the Massachusetts business trust established under the Declaration of Trust;

          (m) "Trustees" or "Board of Trustees" refers to the duly elected Trustees of the Trust;

          (n) "Written Instruction" shall mean a written communication actually received by the Transfer Agent from an Authorized Person or from a person reasonably believed by the Transfer Agent to be an Authorized Person by telex or any other such system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication; and

          (o) The "1940 Act" refers to the Investment Company Act of 1940 and regulations thereunder.

     2. REPRESENTATION OF TRANSFER AGENT. The Transfer Agent does hereby represent and warrant to the Trust that it is duly registered as a transfer agent as provided in Section 17A(C) of the Securities Exchange Act of 1934.

     3. APPOINTMENT OF THE TRANSFER AGENT. The Trust hereby appoints and constitutes the Transfer Agent as transfer agent for all of the Shares of each Sub-Trust of the Trust in existence as of the date hereof, and as shareholder servicing agent for the Trust and the Transfer Agent accepts such appointments and agrees to perform the duties herein set forth. If the Board of Trustees, pursuant to Article IV of the Declaration of the Trust, hereafter designates and establishes a new Sub-Trust, the Transfer Agent agrees that it will act as transfer agent and shareholders servicing agent for such new Sub-Trust on the terms set forth herein. The Trust shall cause a written notice to be sent to the Transfer Agent to the effect that it has established a new Sub-Trust and that it appoints the Transfer Agent as transfer agent and shareholder servicing agent for the new Sub-Trust. Compensation of the Transfer Agent shall be established pursuant to Section 4 hereof. The Trust shall be obligated to provide such Documents and Further Documents as are specified in Sections 5 and 6 hereof as the Transfer Agent may reasonably request.

     4.   COMPENSATION.

          (a) Each Sub-Trust will initially compensate the Transfer Agent for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto and incorporated herein for the existing Sub-Trusts. The Fee Schedule shall specify out-of-pocket disbursements of the Transfer Agent for which the Transfer Agent shall be entitled to bill separately. No sub-Trust shall be liable for any expenses, debts or obligations arising under this Agreement of any other Sub-Trust.

          (b) The parties hereto will agree upon the compensation for acting as Transfer Agent for any Sub-Trust hereafter designated and established at the time that the Transfer Agent commences serving as such for said Sub-Trust, and such agreement shall be reflected in a Fee Schedule for that Sub-Trust, dated and signed by an authorized officer of each party hereto, to be attached to this Agreement.

          (c) Any compensation agreed to hereunder may be adjusted from time to time by attaching a revised Fee Schedule, approved by the Board of Trustees of the Trust and dated and signed by an Officer of each party hereto, to this Agreement.

          (d) The Transfer Agent will bill the Trust for each Sub-Trust as soon as practicable after the end of each calendar month, and said billings will be detailed in accordance with the Fee Schedule for each Sub- Trust. The Trust will promptly pay to the Transfer Agent the amount of such bill.

     5. DOCUMENTS. In connection with the appointment of the Transfer Agent, the Trust shall, on or before the date this Agreement goes into effect, file with the Transfer Agent the following documents:

          (a)  A copy of the Declaration of Trust as then in effect;

          (b)  A copy of the By-laws of the Trust, as then in effect;

          (c) A copy of the resolution of the Trustees authorizing this Agreement;

          (d) If applicable, a specimen of the certificate for Shares of each Sub-Trust of the Trust in the form approved by the Trustees, with a certificate of the Secretary of the Trust as to such approval;

          (e) All account application forms and other documents relating to Shareholder accounts or relating to any plan, program or service offered by the Trust;

          (f) If applicable, a list of Shareholders of the existing Sub-Trusts with the name, address and tax identification number of each Shareholder, and the number of Shares of the existing Sub-Trusts held by each, certificate numbers and denominations (if any certificates have been issued), lists of any accounts against which stops have been placed, together with the reasons for said stops, and the number of Shares redeemed by the Sub-Trusts; and

          (g) A copy of the opinion of counsel for the Trust with respect to the validity of the Shares and the status of such shares under the Securities Act of 1933.

     6. FURTHER DOCUMENTATION. The Trust will also furnish from time to time the following documents:

          (a) Each resolution of the Trustees authorizing the original issue of Shares or establishing a new Sub- Trust;

          (b) Each Registration Statement filed with the Commission, and all amendments and orders with respect thereto, in effect with respect to the sale of Shares of the Trust;

          (c) A copy of each amendment to the Declaration of Trust by the By-laws of the Trust;

          (d) Copies of each vote of the Trustees designating Authorized Persons to give instructions to the Transfer Agent;

          (e) Certificates as to any change in an Officer or Trustee of the Trust;

          (f) Specimens of all new certificates for Shares, accompanied by the Trustees' resolutions approving such forms; and

          (g) Such other certificates, documents or opinions as may mutually be deemed necessary or appropriate for the Transfer Agent in the proper performance of its duties.

     7. REPRESENTATION OF THE TRUST. The Trust represents to the Transfer Agent that, as of the date hereof, all outstanding Shares are validly issued, fully paid and non-assessable by the Trust. The Trust may hereafter issue an unlimited number of Shares of each Sub-Trust presently existing or hereafter created. When Shares are hereafter issued in accordance with the terms of the Prospectus, such Shares shall be validly issued, fully paid and non-assessable by the Trust.

     8.   DUTIES OF THE TRANSFER AGENT.

          (a) The Transfer Agent shall be responsible for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of the Trust's Shares. The details of the operating standards and procedures to be followed shall be determined from time to time by agreement between the Transfer Agent and the Trust.

          (b) The Transfer Agent shall create and maintain all necessary records including those specified in Section 17 hereof, in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act, and those records pertaining to the various functions performed by it hereunder. All records shall be available for inspection and use by the Trust. Where applicable, such records shall be maintained by the Transfer Agent for the periods and in the places required by Rule 31a-2 under the 1940 Act. All such records shall be the property of the Trust and the Transfer Agent shall deliver such records to the Trust or its designee upon request.

          (c) The Transfer Agent shall make available during regular business hours all records and other data created and maintained pursuant to this Agreement for reasonable audit and inspection by the Trust, or any person retained by the Trust. Upon reasonable notice by the Trust, the Transfer Agent shall make available during regular business hours its facilities and premises employed in connection with its performance of this Agreement for reasonable visitation by the Trust, or any person retained by the Trust.

          (d) At the expense of the Trust, the Transfer Agent shall maintain an adequate supply of blank share certificates for each Sub-Trust providing for the issuance of certificates to meet the Transfer Agent's requirements therefor. Such share certificates shall be properly signed by facsimile. The Trust agrees that, notwithstanding; the death, resignation, or removal of any officer of the Trust whose signature appears on such certificates, the Transfer Agent may continue to countersign certificates which bear such signatures until other directed by the Trust. Share certificates may be issued and accounted for entirely by the Transfer Agent and do not require any third party registrar or other endorsing party.

          (e) The Transfer Agent shall issue replacement share certificates in lieu of certificates which have been lost, stolen or destroyed, without any further action by the Board of Trustees or any Officer of the Trust, upon receipt by the Transfer Agent of properly executed affidavits and lost certificate bonds, in form satisfactory to the Transfer Agent, with the Trust and the Transfer Agent as obligees under replacement certificates without requiring the affidavits and lost certificate bonds described above and the Transfer Agent agrees to indemnify the Trust against any and all losses or claims which may arise by reason of the issuance of such new certificates in the place of the one allegedly lost, stolen or destroyed.

          (f) The Transfer Agent shall also maintain a record of each certificate issued, the number of Shares represented thereby and the holder of record. With respect to shares held in open account, i.e. no certificate being issued with respect thereto, the Transfer Agent shall maintain comparable records of the record holders thereof, including their addresses and tax identification numbers. The Transfer Agent shall further maintain a stop transfer record on lost and/or replaced certificates.

          (g)  The   Transfer   Agent  will   address   and  mail  all   account
               communication by the Trust to its Shareholders, including reports to Shareholders and dividend and distribution notices.

          (h) The Transfer Agent will investigate all Shareholder inquiries relating to Shareholder accounts and will answer all correspondence from Shareholders, securities brokers and other relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between the Transfer Agent and the Trust.

          (i) The Transfer Agent shall furnish the Trust state by state registration reports, such period and special reports as the Trust may reasonably request, and such other information, including Shareholder lists and statistical information concerning accounts as may be agreed upon from time to time between the Trust and the Transfer Agent.

          (j) In connection with special meetings of Shareholders, the Transfer Agent will prepare Shareholder lists, process and tabulate returned proxy cards, report on proxies voted prior to meetings, act as teller at meetings and certify Shares voted at meetings.

     9.   SALE OF TRUST SHARES.

          (a) Whenever the Trust shall sell or cause to be sold any Shares of a Sub-Trust, the Trust shall deliver or cause to be delivered to the Transfer Agent a Certificate duly specifying: (i) the name of the Sub-Trust whose Shares were sold; (ii) the number of Shares sold, trade date, and price; (iii) the amount of money to be delivered to the Custodian for the sale of such Shares and specifically allocated to such Sub-Trust; and (iv) in the case of a new account, a new account application or sufficient information to establish an account.

          (b) The Transfer Agent will, upon receipt by it of a check or other payment identified by it as an investment in Shares of one of the Sub-Trusts and drawn or endorsed to the Transfer Agent as agent for, or identified as being for the account of, one of the Sub-Trusts, promptly deposit such check or other payment to the appropriate account, postings necessary to reflect the investment. The Transfer Agent will notify the Trust, or its designee, and the Custodian of all purchases and related account adjustments.

          (c) Under procedures as established by mutual agreement between the Trust and the Transfer Agent, the Transfer Agent shall issue to the purchaser or his authorized agent such Shares as he is entitled to receive, based on the appropriate net asset value of the Sub-Trust's Shares, determined in accordance with applicable Federal law or regulation. In issuing Shares to a purchaser or his authorized agent, the Transfer Agent shall be entitled to rely upon the latest directions, if any, previously received by the Transfer Agent from the purchaser or his authorized agent concerning the delivery of such Shares.

          (d) The Transfer Agent shall not be required to issue any Shares of the Trust where it has received a Written Instruction from the Trust or written notification from any appropriate Federal or state authority that the sale of the Shares of the Sub-Trust in question has been suspended or discontinued, and the Transfer Agent shall be entitled to rely upon such written Instructions or written notification.

          (e) Upon the issuance of any Shares of any Sub-Trust in accordance with the foregoing provision of this Section, the Transfer Agent shall not be responsible for the payment of any original issue or other taxes required to be paid by the Trust in connection with such issuance.

          (f) The Transfer Agent may establish such additional rules and regulations governing the transfer or registration of Shares as it may deem advisable and consistent with such rules and regulations generally adopted by transfer agents.

     10. RETURNED CHECKS. In the event that any check or other order for the transfer of money is returned unpaid for any reason, the Transfer Agent will take such steps as the Transfer Agent may, in its discretion, deem appropriate to protect the Trust from financial loss or as the Trust or its designee may instruct. Provided that the standard procedures, as agreed upon from time to time, between the Trust and the Transfer Agent, regarding purchases and redemptions of shares, are adhered to by the Transfer Agent, the Transfer Agent shall not be liable for any loss suffered by the Sub-Trust as a result of returned or unpaid purchase or redemption transactions. Legal or other expenses incurred to collect amounts owed to a Sub-Trust as a consequence of returned or unpaid purchase or redemption transaction shall be an expense of that Sub-Trust. A Sub-Trust may, at its option, purchase insurance to reduce its potential losses from collection activities.

     11. REDEMPTIONS. Shares of any Sub-Trust may be redeemed in accordance with the procedures set forth in the Prospectus of the Trust and the Transfer Agent will duly process all redemption requests.

     12. TRANSFER AND EXCHANGES. The Transfer Agent is authorized to review and process transfers of Shares of each Sub-Trust, exchanges between Sub-Trusts on the records of the Sub-Trusts maintained by the Transfer Agent, and exchanges between the Trust and other funds as may be permitted by the prospectus of the Trust. If Shares to be transferred are represented by outstanding certificates, the Transfer Agent will, upon surrender to it of the certificates in proper form for transfer, and upon cancellation thereof, countersign and issue new certificates for a like number of Shares and deliver the same. If the Shares to be transferred are not represented by outstanding certificates, the Transfer Agent will, upon an order therefor by or on behalf of the registered holder thereof in proper form, credit the same to the transferee on its books. If Shares are to be exchanged for Shares of another fund, the Transfer Agent will process such exchange in the same manner as a redemption of sale of Shares, except that it may in its discretion waive requirements for information and documentation.

     13. RIGHT TO SEE ASSURANCES. The Transfer Agent reserves the right to refuse to transfer or redeem Shares until it is satisfied that the requested transfer or redemption is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or redemptions which the Transfer Agent, in its judgment, deems improper or unauthorized, or until it is satisfied that there is no basis for any claim adverse to such transfer or redemption. The Transfer Agent may, in effecting transfers, rely upon the provisions of the Uniform Act for the Simplification of Fiduciary Security Transfers or the Uniform Commercial Code, as the same may be amended from time to time, which in the opinion of legal counsel for the Trust or of its own legal counsel protect it in not requiring certain documents in connection with the transfer or redemption of Shares of any Sub- Trust, and the Trust shall indemnify the Transfer Agent for any act done or omitted by it in reliance upon such laws of opinions of counsel of the Trust or its own counsel.

     14.  DISTRIBUTIONS.

          (a) The Trust will promptly notify the Transfer Agent of the declaration of any dividend or distribution. The Trust shall furnish to the Transfer Agent a resolution of the Board of Trustees of the Trust certified by the Secretary; (i) authorizing the declaration of dividends on a specified period basis and authorizing the Transfer Agent to rely on Oral Instructions or a Certificate specifying the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which Shareholders entitled to payment shall be determined and the amount payable per share to Shareholders of record as of that date and the total amount payable to the Transfer Agent of the Trust on the payment date; or (ii) setting forth the date of the declaration of any dividend or distribution by a Sub-Trust, the date of payment thereof, the record date as of which Shareholders entitled to payment shall be determined, and the amount payable per share to the Shareholders of record as of that date and the total amount payable to the Transfer Agent on the payment date.

          (b) The Transfer Agent, on behalf of the Trust, shall instruct the Custodian to place in a dividend disbursing account funds equal to the cash amount of any dividend or distribution to be paid out. The Transfer Agent will calculate, prepare and mail checks to, or (where appropriate) credit such dividend or distribution to the account of, Sub-Trust Shareholders, and maintain and safeguard all underlying records.

          (c) The Transfer Agent will replace lost checks at its discretion and in conformity with regular business practices.

          (d) The Transfer Agent will maintain all records necessary to reflect the crediting of dividends which are reinvested in Shares of the Trust, including without limitation daily dividends.

          (e) The Transfer Agent shall not be liable for any improper payments made in accordance with a resolution of the Board of Trustees of the Trust.

          (f) If the Transfer Agent shall not receive from the Custodian sufficient cash to make payment to all shareholders of the Trust as of the record date, the Transfer Agent shall, upon notifying the Trust, withhold payment to all Shareholders of record as of the record date until such sufficient cash is provided to the Transfer Agent.

     15. OTHER DUTIES. In addition to the duties expressly provided for herein, the Transfer Agent shall perform such other duties and functions and shall be paid such amounts therefor as may from time to time be agreed in writing.

     16. TAXES. It is understood that the Transfer Agent shall file such appropriate information returns concerning the payment of dividends and capital gain distributions with the proper Federal, State and local authorities as are required by law to be filed by the Trust and shall withhold such sums as are required to be withheld by applicable law.

     17.  BOOKS AND RECORDS.

          (a) The Transfer Agent shall maintain records showing for each Shareholder's account the following: (i) names, addresses and tax identification numbers; (ii) number of Shares held; (iii) historical information regarding the account of each Shareholder, including dividends paid and date and price of all transactions on a Shareholder's account; (iv) any stop or restraining order placed against a Shareholder's account; (v) information with respect to withholdings; (vi) any capital gain or dividend reinvestment order, plan application, dividend address and correspondence relating to the current maintenance of a Shareholder's account; (vii) certificate numbers and denominations for any Shareholders holding certificates; (viii) any information required in order for the Transfer Agent to perform the calculations contemplated or required by this Agreement; and (ix) such other information and data as may be required by applicable law.

          (b) Any records required to be maintained by Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act. Such records may be inspected by the Trust at reasonable times. The Transfer Agent may, at its option at any time, and shall forthwith upon the Trust's demand, turn over to the Trust and cease to retain in the Transfer Agent's files, records and documents created and maintained by the Transfer Agent in performance of its services or for its protection. At the end of the six-year retention period, such records and documents will either be turned over to the Trust, or destroyed in accordance with the Trust's authorization.

     18.  RELIANCE BY TRANSFER AGENT; INSTRUCTIONS.

          (a) The Transfer Agent shall be protected in acting upon any paper or document believed by it to be genuine and to have been signed by an Authorized Person and shall not be held to have any notice of any change of authority of any person until receipt of written certification thereof from the Trust. It shall also be protected in processing Share certificates which it reasonably believes to bear the proper manual or facsimile signatures.

          (b) At any time the Transfer Agent may apply to any Authorized Person of the Trust for Written Instructions, and, at the expense of the Trust, may seek advice from legal counsel for the Trust or its own legal counsel, with respect to any matter arising in connection with this Agreement, and it shall not be liable for any action taken or not taken or suffered by it in good faith in accordance with such Written Instructions or with the opinion of such counsel. In addition, the Transfer Agent, its officers, agents or employees, shall accept instructions or requests given to them by any person representing or acting on behalf of the Trust only if said representative is known by the Transfer Agent, its officers, agents or employees, to be an Authorized Person. The Transfer Agent shall have no duty or obligation to inquire into, nor shall the Transfer Agent be responsible for, the legality of any act done by it upon the request or direction of Authorized Persons of the Trust.

          (c)  Notwithstanding   any  of  the   foregoing   provisions  of  this
               Agreement, the Transfer Agent shall be under no duty or obligation to inquire into, and shall not be liable for: (i) the legality of the issue or sale of any Shares of the Trust, or the sufficiency of the amount to be received therefor; (ii) the legality of the redemption of any Shares of the Trust, or the propriety of the amount to be paid therefor; (iii) the legality of the declaration of any dividend by the Trust, or the legality of the issue of any Shares of the Trust in payment of any stock dividend; or (iv) the legality of any recapitalization of readjustment of the Shares of the Trust.

     19.  STANDARD OF CARE AND INDEMNIFICATION.

          (a) The Transfer Agent may, in connection with this Agreement, employ agents or attorneys in fact, and shall not be liable for any loss arising out of or in connection with its actions under this Agreement so long as it acts in good faith and with due diligence, and is not negligent or guilty of any willfully misconduct.

          (b) The Trust hereby agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, demands, expenses and liabilities (whether with or without basis in fact of law) of any and every nature which the Transfer Agent may sustain or incur or which may be asserted against the Transfer Agent by any person by reason of, or as a result of: (i) any action taken or omitted to be taken by the Transfer Agent in good faith in reliance upon any Certificate, instrument, order or stock certificate believed by it to be genuine and to be signed, countersigned or executed by any duly authorized person, upon the Oral Instructions or Written Instructions of an Authorized Person of the Trust or upon the opinion of legal counsel for the Trust or its own counsel; or (ii) any good action taken or permitted to be taken by the Transfer Agent in connection with its appointment in good faith in reliance upon any law, act, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. However, indemnification hereunder shall not apply to actions or omissions of the Transfer Agent or its directors, officers, employees or agents in cases of its own negligence, willful misconduct, bad faith, or reckless disregard of its or their own duties hereunder.

     20. AFFILIATION BETWEEN TRUST AND TRANSFER AGENT. It is understood that the Trustees, officers, employees, agents and Shareholders of the Trust are or may be interested in the Transfer Agent as directors, officers, employees, agents, stockholders, or otherwise, and that the directors, officers, employees, agents or stockholders of the Transfer Agent may be interest in the Trust as Trustees, officers, employees, agents, Shareholders, or otherwise. The fact that the officers, Trustees, employees, agents or Shareholders of the Trust are or may be affiliated persons (as defined in the 1940 Act) of the Transfer Agent shall not affect the validity of this Agreement.

     21.  TERM.

          (a) This Agreement shall become effective on the date hereof (the "Effective Date") and shall continue in effect until September 21, 1994 and thereafter with respect to each Sub-Trust, so long as such continuance with respect to any such Sub-Trust is specifically approved on or prior to the anniversary date of the Effective Date and at least annually thereafter by either a majority of the Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Sub-Trust.

          (b) This Agreement may be terminated at any time without payment of any penalty by vote of the Trustees of the Trust or by the Transfer Agent on sixty (60) days' written notice to the other party. In the event such notice is given by the Trust, it shall be accompanied by a resolution of the Board of Trustees, certified by the Secretary, electing to terminate this Agreement and designating a successor transfer agent.

     22. AMENDMENT. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the formality of this Agreement, and (i) authorized or approved by a resolution of the Board of Trustees, including a majority of the Trustees of the Trust who are not interested persons of the Trust as defined in the 1940 Act, or (ii) authorized and approved by such other procedures as may be permitted or required by the 1940 Act.

     23. SUBCONTRACTING. The Trust agrees that the Transfer Agent may, in its discretion, subcontract for certain of the services to be provided hereunder.

     24. SECURITY. The Transfer Agent represents and warrants that, to the best of its knowledge, the various procedures and systems which the Transfer Agent has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause (including provision for twenty-four hours a day restricted access) the Trust's blank checks, records and other data and the Transfer Agent's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. The parties shall review such systems and procedures on a periodic basis.

     25.  MISCELLANEOUS.

          (a) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust or the Transfer Agent, shall be sufficiently given if addressed to that party and mailed or delivered to it at its office set forth below or at such other place as it may from time to time designate in writing.

               To the  Trust:               To The  Transfer  Agent:
               Accolade  Funds              United Shareholder  Services,  Inc.
               7900  Callaghan  Road        7900 Callaghan Road
               San Antonio, Texas 78229     San Antonio, Texas 78229

               Attention:  President        Attention:  President

          (b) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust or the Transfer Agent without the written consent of the other.

          (c) This Agreement shall be construed in accordance with the laws of the State of Texas.

          (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

     26. LIMITATION OF LIABILITY. The term "Accolade Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated April 15, 1993, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that obligations of the Trust hereunder shall not be binding upon any Trustee, Shareholder, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Master Trust Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:                                ACCOLADE FUNDS
By:/S/ Thomas Tays                     By:/S/ Bobby D. Duncan

Attest:                                UNITED SHAREHOLDER SERVICES, INC.

By:/S/ Thomas Tays                     By:/S/ Bobby D. Duncan

                                   APPENDIX A

         I, Bobby D. Duncan, Executive Vice President, Chief Operating Officer, and I, Charles W. Lutter, Jr., Secretary of ACCOLADE FUNDS, a Massachusetts business trust (the "Trust"), do hereby certify that:

     The following individuals have been duly authorized by the Board of Trustees of the Trust in conformity with the Trust's Declaration of Trust and By-Laws to give Oral Instructions and Written Instructions on behalf of the Trust, and the signatures set forth opposite their respective names are their true and correct signatures:

NAME                        POSITION                  SIGNATURE
-----------------------     ----------------------    ---------------------
Frank E. Holmes             President and Chief
                            Executive Officer         /S/ Frank E. Holmes

Elizabeth A. Applin         Vice President,
                            Shareholder Services      /S/

Charles W. Lutter, Jr.      Vice President and        /S/ Charles W. Lutter, Jr.
                            Secretary

Bobby D. Duncan             Executive Vice President,
                            Chief Financial Officer,
                            and Chief Operating
                            Officer                   /S/ Bobby D. Duncan

Kelli D. Shomaker           Vice President, Chief
                            Accounting Officer
                            and Treasurer             /S/ Kelli D. Shomaker

                                  FEE SCHEDULE

     As compensation for all services rendered and to be rendered by the Transfer Agent hereunder, each Sub-Trust (including SIF Government Money Fund and SIF Government Short-Term Fund) shall pay to the Transfer Agent an annual fee per investor account. For all Funds, including equity, bond and "money market" funds, the annual fee is $20.00 per account. At the discretion of the Board of Trustees of the Trust, the annual fees may be increased in future years.

     The Transfer Agent shall be entitled to bill the Trust separately for all out-of-pocket disbursements incurred at the direction of the Trust, including, without limitation:

     (a) costs of postage, envelopes, statements, confirmations, forms, labels and any other materials required to be sent to shareholders;

     (b) costs of stationery and postage for communications with individual shareholders regarding investment accounts;

     (c)  costs of microfilm and microfilm storage;

     (d)  costs of storage of records to be maintained under applicable law;

     (e)  telephone  and  line  charges,   including  "800  service",   used  by
          shareholders to contact the Transfer Agent, telephone equipment and maintenance contracts;

     (f)  processing forms and printing thereof;

     (g)  other usual and customary miscellaneous items;

     (h)  voice response unit;

     (i)  electronic image storage of communications.